U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2010

Citigroup Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-9924	52-1568099
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Park Avenue, New York, New York (Address of principal executive offices)		10043 (Zip Code)

(212) 559-1000
(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CITIGROUP INC.
Current Report on Form 8-K

Item 1.01  Entry into a Material Definitive Agreement.

On April 26, 2010, Citigroup Inc. (“Citi”), the United States Department of the Treasury (the “U.S. Treasury”) and Morgan Stanley & Co. Incorporated (“Morgan Stanley”) entered into an equity distribution agreement (the “Equity Distribution Agreement”).  Pursuant to the Equity Distribution Agreement, the U.S. Treasury may offer and sell from time to time up to 7,692,307,692 shares of Citi common stock it currently holds (the “Shares”) through Morgan Stanley as sales agent or principal.  The U.S. Treasury may also sell the Shares to Morgan Stanley as principal under a separate agreement and at a price agreed at the time of sale.  Citi will not receive any proceeds from the sale of the Shares by the U.S. Treasury.

The foregoing description of the Equity Distribution Agreement is qualified in its entirety by the complete text of the Equity Distribution Agreement, a copy of which is being filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference in its entirety.

The U.S. Treasury acquired the Shares from Citi in connection with Citi’s participation in the Troubled Asset Relief Program (“TARP”).  On October 28, 2008, Citi issued to the U.S. Treasury $25 billion of its perpetual preferred stock as part of the TARP Capital Purchase Program.  This perpetual preferred stock was exchanged for the Shares on July 23, 2009 and July 30, 2009.  As of March 31, 2010, the U.S. Treasury held approximately 26.88% of the outstanding Citi common stock.  In an agreement with the U.S. Treasury, Citi has agreed to reimburse the U.S. Treasury for all discounts, selling commissions, stock transfer taxes and transaction fees, if any, applicable to the sale of the Shares and fees and disbursements of counsel for the U.S. Treasury incurred in connection with any such sale.

In the ordinary course of their business, Morgan Stanley and/or its affiliates have in the past performed, and may continue to perform, investment banking, broker dealer, lending, financial advisory or other services for Citi for which they have received, or may receive, separate fees.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number
10.1	Equity Distribution Agreement, dated April 26, 2010, among Citigroup Inc., the United States Department of the Treasury and Morgan Stanley & Co. Incorporated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIGROUP INC.

Dated: April 26, 2010	By:	/s/ Michael S. Helfer
Name: Michael S. Helfer
Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number
10.1	Equity Distribution Agreement, dated April 26, 2010, among Citigroup Inc., the United States Department of the Treasury and Morgan Stanley & Co. Incorporated.